Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

SOUTHERN HERITAGE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

Name of Person(s) Filing Proxy Statement if other

than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_______________________________________________

(2) Aggregate number of securities to which transaction applies:_______________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

                                      _______________________________________________________

(4) Proposed maximum aggregate value of transaction:_______

                                       _______________________________________________________

(5) Total fee paid:________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the             filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement             number, or the Form or Schedule and the date of its filing.


                       (1)        Amount previously paid:________________________________

                       (2)        Form, Schedule or Registration Statement No.:__________

                       (3)        Filing Party:__________________________________________

                       (4)        Date Filed:____________________________________________


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 22, 2003

TO THE HOLDERS OF COMMON STOCK

OF SOUTHERN HERITAGE BANCORP, INC.

The Annual Meeting of Shareholders of Southern Heritage Bancorp, Inc. will be held on Thursday, May 22, 2003, at 3:00 P.M., Oakwood time, at Gainesville College Continuing Education Building, Room 109, 3820 Mundy Mill Road, Oakwood, Georgia, for the following purposes:

1. To elect four (4) Directors to serve until the 2006 Annual Meeting of Shareholders.

2. To ratify the appointment of Mauldin & Jenkins, LLC, Atlanta, Georgia, as independent auditors of the Company and its subsidiary to serve for the 2003 fiscal year.

3. To transact such other business as may properly come before the meeting and any adjournments thereof. Management at present knows of no other business to be presented at the meeting other than the report of management and presentation of the financial statements. If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of management.

Shareholders of record at the close of business on April 1, 2003, are entitled to notice of and to vote at the meeting and any recess or adjournment thereof.

For the Board of Directors,

Tren B. Watson,

President and Chief Executive

Officer

Oakwood, Georgia

April 14, 2003

YOU ARE URGED TO VOTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, EVEN IF YOU DO PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.


SOUTHERN HERITAGE BANCORP, INC.

3461 Atlanta Highway

P. O. Box 907

Oakwood, Georgia 30566

(770) 531-1240

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held May 22, 2003

____________________________________________

PROXY SOLICITATION

This Proxy Statement is furnished to stockholders of Southern Heritage Bancorp, Inc. (the "Company"), on or about April 14, 2003, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders to be held at 3:00 p.m. on May 22, 2003, or any adjournment thereof. The meeting will be held at Gainesville College Continuing Education Building, Room 109, 3820 Mundy Mill Road, Oakwood, Georgia.

The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the President of the Company at its principal office, Southern Heritage Bancorp, Inc., 3461 Atlanta Highway, P. O. Box 907, Oakwood, Georgia 30566, or by attending the Annual Meeting and choosing to vote in person, in which case any prior proxy given will be revoked. Any written revocation will be effective upon receipt by the President of the Company.

If a stockholder designates how a proxy is to be voted on any of the business to come before the meeting, the signed proxy will be voted in accordance with such designation. If a stockholder fails to designate how the proxy should be voted, the signed proxy will be voted for the election of the four nominees named below as directors, and for the approval of Mauldin & Jenkins, LLC as the Company's independent auditors.

The Company will bear the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others which forward material to beneficial owners. Proxies may be solicited in person or by mail, telephone or telegraph. Proxies may also be solicited by certain directors, officers and regular employees of the Company or its subsidiary.


VOTING AT THE ANNUAL MEETING

Stockholders of record owning the Company's common stock, $5.00 par value, at the close of business on April 1, 2003, will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 878,344 shares of common stock outstanding, each share entitling the holder to one vote upon each matter to be presented at the Annual Meeting.

While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as set forth in this Proxy Statement. The enclosed proxy gives discretionary authority, providing that persons holding proxies may vote in accordance with their best judgment as to any other business which may be brought up at the meeting.

ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible, and the directors serve for staggered three-year terms. The present term of office of each director in Class 1 will expire at the annual shareholders meeting of the Company to be held in 2005, the present term of office of each director in Class 2 will expire at the annual shareholders meeting of the Company to be held in 2003; and the present term of office of each director in Class 3 will expire at the annual shareholders meeting of the Company to be held in 2004. At the Annual Meeting, four directors are to be elected to serve approximately three-year terms until the annual meeting to be held in 2006. Management is soliciting proxies to vote for four nominees as Class 2 directors of the Company. The nominees of management are as follows:

(1) C. Talmadge Garrison (3) A. Terry Hayes

(2) Earl C. Gilleland (4) Wm. David Merritt

All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. Proxies given by stockholders cannot be voted for more than four nominees. Assuming a quorum is represented at the Annual Meeting, the nominees for director will be elected if they receive the affirmative vote of a plurality of all votes cast at the meeting.

Unless otherwise directed, it is the intention of the persons named in the Proxy to vote for the election of the nominees listed above.

If the above persons are elected as directors of the Company, the Company anticipates electing the same persons to serve as directors of the Company's sole subsidiary, Southern Heritage Bank (the "Bank").


Recommendation of the Board of Directors Concerning the Election of Directors:

The Board of Directors of the Company recommends a vote "FOR" the election of the above-listed four Class 2 director nominees to hold office until the 2006 Annual Meeting of Shareholders held for the purpose of electing Directors.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Currently, the Board of Directors of both the Company and the Bank consists of nine (9) persons. The Board is divided into three classes. The terms of all Class 2 directors (four persons) will expire at the Annual Meeting on May 22, 2003. All such Class 2 directors have been nominated for re-election to the Board of Directors to serve until the 2006 Annual Meeting of Shareholders for the purpose of electing directors. Each of those persons has been a director of the Company since its organization in 1998. In addition, each of those persons has been a director of the Bank since its organization in 1998. The directors of the Company and the Bank are as follows:

NAME	AGE	CLASS	PRINCIPAL OCCUPATION
Lowell S. (Casey) Cagle	37	3

Director; Mr. Cagle is the Georgia State Senator for the 49th District, and President of Casey Cagle Properties, LLC. Mr. Cagle has served as Chairman of the Board since the Company was founded in 1998 and holds the same position with the Bank.

C. Talmadge Garrison	70	2

Director; Mr. Garrison has been in the banking industry for over 38 years. He is retired from First National Bank and First National Bancorp, Inc., Gainesville, Georgia. Mr. Garrison serves as Secretary of the Company and the Bank.

Earl C. Gilleland	57	2	Director; Mr. Gilleland was the founder and President of Gilleland Concrete Company from 1968 until 1997. Mr. Gilleland is recently retired.
A. Terry Hayes	49	2

Director; Mr. Hayes is the Co-owner and Manager of Hayes Chevrolet in Cornelia, Georgia and Co-owner of Hayes Chrysler-Dodge-Jeep in Oakwood, Georgia. Mr. Hayes has worked in the family business for over 26 years.


NAME	AGE	CLASS	PRINCIPAL OCCUPATION
Wm. David Merritt	53	2	Director; Mr. Merritt is the President and Owner of Merritt Contracting, Inc., President and Owner of Lanier Leasing, Inc. and President of MCI Management Company.
Harold D. Nichols	60	1	Director; Mr. Nichols is the Engineered Products Sales Manager of Macklanburg-Duncan, Gainesville, Georgia and has over 31 years experience in sales management.
Edward R. Quillian	47	1	Director; Dr. Quillian is the CEO/Owner of Family Pet Clinic in Oakwood, Georgia. He has had his veterinary practice in Oakwood since 1987.
Donald W. Smith	49	3

Director; Mr. Smith is President and CEO of Oakwood's Arrow Auto Auction, Arrow Auto Sales, Arrow Rent-A-Car and Arrow Westside Mitsubishi in Gainesville, Georgia and has over 21 years experience in retail auto sales. Mr. Smith serves as Vice Chairman of the Company and the Bank.

Tren B. Watson	54	3	Director; Mr. Watson is President and CEO of the Company and holds the same positions with the Bank. He has more than 31 years experience in the banking industry.
Christopher D. England	45		Mr. England serves as Executive Vice President and Chief Lending Officer of the Bank. He has over 19 years experience in the banking industry in Hall County, Georgia.
C. Ricky Stowe	46

Mr. Stowe serves as Senior Vice President and Chief Financial Officer of the Bank and Chief Accounting Officer, Chief Financial Officer and Treasurer for the Company. He has over 28 years of banking experience.

Tren B. Watson serves as President and Chief Executive Officer of the Company and the Bank. Ricky Stowe serves as Chief Financial Officer of the Company and the Bank. They are the only executive officers of the Company. Each officer serves at the pleasure of the Board of Directors of the Company.


There are not, and have not been during the last five years, any involvements by the above-listed persons in legal proceedings relating to the Federal bankruptcy act, Federal commodities law violations, or securities law violations. In addition, none of the above-listed persons are currently charged with or within the last five years have been convicted of any criminal violations of law (other than minor traffic violations). In addition, there are not, and have not been within the last five years, any orders, judgments or decrees enjoining or limiting any director from engaging in any type of business practice or activity.

There are no family relationships among the director nominees or among any of them and any members of management of the Company or the Bank.

There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Because the Company is a holding company, the only significant asset of which is its wholly-owned subsidiary, the Bank, most of the business activities of the Company and its subsidiary occur at the Bank level. In addition, the same persons who are management's nominees as directors of the Company are likely to be elected as directors of the Bank. Therefore, information regarding the board and committees is being given for both the Company and the Bank.

The Company

The Board of Directors of the Company held twelve (12) meetings during the year ended December 31, 2002.

The Bank

The Board of Directors of the Bank held twelve (12) meetings during the year ended December 31, 2002.

The Bank has five (5) principal permanent committees. These are the Asset/Liability Committee, the Audit and Compliance Committee, the Compensation and Benefits Committee, the Loan Committee, and the Executive Committee.

The Asset/Liability Committee sets policy and reviews the Bank's investment portfolio and investment markets and makes recommendations regarding Bank investments. The Asset/Liability Committee met two (2) times during 2002. Its members are Harold D. Nichols, Chairman, A. Terry Hayes, C. Talmadge Garrison, Donald W. Smith, Tren B. Watson and C. Ricky Stowe.


The Audit and Compliance Committee reviews independent audit reports to report the findings to the Board of Directors and recommends the independent auditors. The committee also reviews the audited financial statements and related notes with management and the independent accountants. The Audit Committee operates under a written Charter adopted by the Board of Directors. A copy of the written Charter of the Audit Committee is included as Appendix A to this Proxy Statement. The Audit Committee met five (5) times during 2002. Its members are C. Talmadge Garrison, Chairman, Edward R. Quillian, Donald W. Smith and Harold D. Nichols. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

The Compensation and Benefits Committee meets to review the compensation and benefits of employees, officers and directors of the Bank and to consider personnel matters of the Bank. It met three (3) times during 2002. Its members are Donald W. Smith, Chairman, Lowell S. Cagle, Wm. David Merritt, Edward R. Quillian and C. Talmadge Garrison.

The Loan Committee meets to discuss, review and approve or disapprove loans in excess of $500,000. The Loan Committee met four (4) times during 2002. Its members are Tren B. Watson, Chairman, Wm. David Merritt, Earl C. Gilleland, Edward R. Quillian, Lowell S. Cagle, and Christopher D. England.

The Executive Committee reviews matters that arise between full board meetings. The Executive Committee met three (3) times in 2002. The committee members are Lowell S. Cagle, Chairman, Donald W. Smith, Vice-Chairman, Tren B. Watson, President, and C. Talmadge Garrison, Secretary.

NON-DIRECTOR EXECUTIVE OFFICERS OF THE BANK

The Bank currently has serving two executive officers who are not directors of the Company or the Bank. Tren B. Watson, who is a director of the Company and the Bank, serves as President and Chief Executive Officer of both entities. All officers serve at the pleasure of the Board of Directors. The following is a brief biographical sketch of the non-director executive officers:

Christopher D. England (45)

Mr. England is Executive Vice President and Chief Lending Officer of the Bank and has served in that position since April, 1998. From February, 1992 through March, 1998, he served as Vice President of Lanier National Bank. He has over 19 years of banking and lending experience in Hall County, Georgia.

C. Ricky Stowe (46)

Mr. Stowe is Senior Vice President and Chief Financial Officer of the Bank and Chief Accounting Officer, Chief Financial Officer and Treasurer of the Company and has served in those positions since April, 2001. He served as Chief Financial


Officer for Lanier Bank & Trust from 1986 until 1998. After the merger with Premier Bank, Mr. Stowe continued to serve as Senior Vice President of Accounting. He has over 28 years of banking experience.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The Company does not separately compensate any of its directors or executive officers. Any compensation paid them is paid by the Bank. The following sets forth certain information concerning the compensation of the Company's executive officers during fiscal years 2002, 2001 and 2000.

SUMMARY COMPENSATION TABLE
	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)
Tren B. Watson President and Chief Executive Officer	2002 2001 2000(4)	$135,000 $130,833 $ 72,916	56,000 0 0	--(1) --(1) --(1)	50,000(2) 0 0	8,400(3) 0 4,800(5)
Christopher D. England Vice President and Chief Lending Officer	2002 2001 2000	$88,796 $81,508 $70,292	17,500 0 0	--(1) --(1) --(1)	20,000(6) 0 0	0 0 0
C. Ricky Stowe Vice President and Chief Financial Officer	2002 2001(9) 2000(9)	$82,300 $47,445 --	16,300 0 --	--(1) --(1) --(1)	15,000(7) 0 -	2,030(8) 0 --

(1) In accordance with SEC rules, the table omits perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) In June, 2002, Mr. Watson was granted options to purchase 30,000 shares at an exercise price of $11.00 per share and options to purchase 20,000 shares at an exercise price of $8.62 per share. The fair market value of a share of stock on the grant date was $11.00 per share.

(3) In 2002, the Company contributed $8,400 to Mr. Watson's account under the Southern Heritage Bancorp 401(k) Plan (the "401(k) Plan"). The 401(k) Plan is a tax-qualified defined contribution retirement plan under Section 401(k) of the Internal Revenue Code of 1986 for the benefit of the employees of the Company and the Bank. The Company contributes a matching contribution up to 100% of the amount each participant elects to contribute from his salary during the calendar year. Each year the Board of Directors, based upon the recommendation of the Compensation and Benefits Committee, establishes a matching percentage (0-100%) that is proportionate to the amounts of the elective contributions of the participants.

(4) Mr. Watson became an employee of the Company and the Bank on June 1, 2000, when he was hired as President and Chief Executive Officer.


(5) Temporary living expenses of Mr. Watson from June, 2000 through November 2000, paid by the Company on his behalf.

(6) In June, 2002, Mr. England was granted options to purchase 20,000 shares at an exercise price of $11.00 per share. The fair market value of a share of stock on the grant date was $11.00 per share.

(7) In June, 2002, Mr. Stowe was granted options to purchase 15,000 shares at an exercise price of $11.00 per share. The fair market value of a share of stock on the grant date was $11.00 per share.

(8) In 2002, the Company contributed $2,030 to Mr. Stowe's account under the 401(k) Plan.

(9) Mr. Stowe became an employee of the Company and the Bank in April, 2001, when he was hired as Senior Vice-President and Chief Financial Officer.
Option Grants to Named Executive Officers in Last Fiscal Year Individual Grants
(a) Name	(b) Number of Securities Underlying Options Granted (#)	(c) % of Total Options Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Sh)	(e) Market Price of Underlying Security on Date of Grantee ($/Sh)	(f) Expiration Date
Tren B. Watson(1) President and CEO	20,000	16.33%	$ 8.62/sh	$11.00/sh	5/31/10
Tren B. Watson(2) President and CEO	30,000	24.49%	$11.00/sh	$11.00/sh	6/18/12
Christopher D. England(3) Executive Vice President and CLO	20,000	16.33%	$11.00/sh	$11.00/sh	6/18/12
C. Ricky Stowe(3) Senior Vice President and CFO	15,000	12.25%	$11.00/sh	$11.00/sh	6/18/12

________________________

(1)Mr. Watson was granted options to purchase 20,000 shares of the Company's common stock pursuant to a letter agreement executed when he became the Company's CEO. The right to purchase 10,000 of the 20,000 shares was exercisable immediately upon the date of execution and delivery of the option agreement. The right to purchase 5,000 additional shares becomes exercisable on June 1, 2003 and to purchase 5,000 additional shares becomes exercisable on June 1, 2004, so long as Mr. Watson is continuously employed by the Company through each vesting date.

(2)Mr. Watson was also granted options to purchase 30,000 shares of the Company's common stock. The options are evidenced by an option agreement which provides that Mr. Watson may exercise the option to purchase 20% of the shares beginning with the annual anniversary date of the option grant beginning June 18, 2003 and each June 18 thereafter so long as Mr. Watson is continuously employed by the Company through each such anniversary date.

(3)The options of each officer are evidenced by an option agreement which provides that the officer may exercise the option to purchase 20% of the shares beginning with the annual anniversary date of the option grant beginning June 18, 2003 and each June 18 thereafter so long as the officer is continuously employed by the Company through each such anniversary date.


Aggregated Option Exercises in last Fiscal year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exerciable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable

Tren B. Watson President and CEO	0	--	10,000/40,000	$31,300/$53,800(1)
Christopher D. England Executive Vice President and CLO	0	--	5,000/20,000	$ 5,000/$15,000(2)
C. Ricky Stowe Senior Vice President and CFO	0	--	0/15,000	$ 0/$11,250(3)

(1)Based on the difference between the estimated value of the Company's stock of $11.75 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $8.62 per share for 20,000 shares and $11.00 per share for 30,000 shares.

(2)Based on the difference between the estimated value of the Company's stock of $11.75 per share and the exercise price of $10.00 per share for 5,000 shares and $11.00 per share for 20,000 shares.

(3)Based on the difference between the estimated value of the Company's stock of $11.75 per share and the exercise price of $11.00 per share.

Director Compensation

In July, 2002, the Company and the Bank began paying a director's fee of $400 to each director for each Board meeting attended. Also, during 2002 the Company granted stock options to its directors as disclosed below. The directors of the Company and the Bank presently do not receive a fee for attending committee meetings.


Option Grants to Directors in Last Fiscal Year Individual Grants

(a) Name	(b) Number of Securities Underlying Options Granted (#)	(c) % of Total Options Granted to Directors in Fiscal Year	(d) Exercise or Base Price ($/Sh)	(e) Expiration Date

Lowell S. Cagle (1)	7,345	6.15%	$11.00/sh	8/25/12
Talmadge Garrison(1)	14,625	12.19%	$11.00/sh	8/25/12
Earl Gilleland(1)	36,020	30.02%	$11.00/sh	8/25/12
Terry Hayes(1)	7,445	6.20%	$11.00/sh	8/25/12
David Merritt(1)	22,650	18.87%	$11.00/sh	8/25/12
Harold Nichols(1)	4,745	3.95%	$11.00/sh	8/25/12
Ed Quillian(1)	6,725	5.60%	$11.00/sh	8/25/12
Donald Smith(1)	20,415	17.01%	$11.00/sh	8/25/12

___________________________

(1)Each director was granted options to purchase the number of shares of the Company's common stock set forth above. The options of each director are evidenced by an option agreement, which provides that a director may only exercise the right to purchase 20% of the shares after the expiration of one year of continuous service as a director from the date of the grant of the options, that the director may only exercise the right to purchase an additional 20% of the shares after the expiration of two years of continuous service, and so forth as to the remaining shares. In effect a director becomes entitled to exercise the right to purchase 20% of the shares under the option agreement after the expiration of each year during a five-year period of continuous service as a director.

Director Options Aggregate Option Exercises in last Fiscal Year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable(1)

Lowell S. Cagle	--	--	0/7,345	$0/$5,509
Talmadge Garrison	--	--	0/14,625	$0/$10,969
Earl Gilleland	--	--	0/36,020	$0/$27,015
Terry Hayes	--	--	0/7,445	$0/$5,584
David Merritt	--	--	0/22,650	$0/$16,988
Harold Nichols	--	--	0/4,745	$0/$3,559
Ed Quillian	--	--	0/6,725	$0/$5,044
Donald Smith	--	--	0/20,415	$0/$15,311

_____________________________

(1)Based on the difference between the estimated value of the Company's stock of $11.75 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $11.00 per share.


TRANSACTIONS WITH MANAGEMENT

In the ordinary course of its banking business, the Bank has had and anticipates that it will continue to have transactions with various directors, officers, principal shareholders, and their associates.

In the opinion of management all loans and commitments to extend loans included in such transactions were made in the ordinary course of business substantially on the same terms, including interest rates and collateral, as those prevailing from time to time on comparable transactions with unaffiliated persons; are not such as are required to be classified as non- accrual, past due, restructured or creating potential problems; and do not involve more than a normal risk of collectibility or present any other unfavorable features. In management's opinion, the amount of extensions of credit outstanding at any time from the beginning of the last fiscal year to date to a director, director nominee, executive officer or principal security holder and their associates, individually or in the aggregate, did not exceed the maximum permitted under applicable banking regulations.

STOCK OWNERSHIP OF DIRECTOR NOMINEES, AND

DIRECTOR NOMINEES AND OFFICERS AS A GROUP

The following table sets forth the beneficial ownership of the Company's only outstanding class of securities, common stock, $5.00 par value, held by the current directors, nominees for director, named executive officers, and directors and executive officers as a group, as of March 15, 2003.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)
Lowell S. (Casey) Cagle Director/Chairman 4143 Ashford Way Gainesville, GA 30507	6,650	0.76%
C. Talmadge Garrison Director/Corporate Secretary 41 Chestatee Square Lane Dawsonville, GA 30534	19,650 (2)	2.24%
Earl C. Gilleland Director 3997 Sloan Mill Road Gainesville, GA 30507	50,150	5.71%


Name and Address

Of Beneficial Owner

	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)
A. Terry Hayes Director 6304 Highway 332 Hoschton, GA 30548	6,850 (3)	0.78%
Wm. David Merritt Director 6620 Stringer Road Clermont, GA 30527	30,650 (4)	3.49%
Harold D. Nichols Director 4431 Benefield Road Braselton, GA 30517	2,650	0.30%
Edward R. Quillian Director 5222 Maplewood Lane Gainesville, GA 30504	5,850 (5)	0.67%
Donald W. Smith Director/Vice Chairman 4129 Cherokee Trail Gainesville, GA 30504	26,950 (6)	3.07%
Tren B. Watson Director/President/CEO 1020 Westchester Drive Greensboro, GA 30642	16,210 (7)	1.82%(8)
Christopher D. England Executive Vice President/CLO 5506 Stone Trace Gainesville, GA 30507	6,400 (9)	0.72%(10)
All current directors and officers as a group (11 persons)(12)	172,010	19.25%(11)

________________________

(1) Calculated based upon 878,344 shares outstanding.

(2) Includes 2,000 shares owned jointly by Mr. Garrison and his adult children, over which shares Mr. Garrison has investment and voting power. Does not include 500 shares owned by Mr. Garrison's adult children, over which shares he asserts no voting or investment power.


(3) Includes 6,750 shares held in Mr. Hayes' IRA and 100 shares held in the IRA of Mr. Hayes' wife, over all of which shares Mr. Hayes has investment and voting power.

(4) Includes 800 shares held in Mr. Merritt's IRA and 800 shares held in the IRA of Mr. Merritt's wife, over all of which shares Mr. Merritt has investment and voting power.

(5) Includes 5,650 shares owned jointly by Dr. Quillian and his wife, and 200 shares owned by Dr. Quillian as custodian for his minor children.

(6) Includes 1,000 shares held in Mr. Smith's IRA and 300 shares owned by Oakwood's Arrow Auto Auction, over all of which shares Mr. Smith has investment and voting power. Does not include 600 shares owned by Mr. Smith's adult daughters, over which Mr. Smith asserts no voting or investment power.

(7) Includes 10,000 shares that are subject to presently exerciseable options granted to Mr. Watson.

(8) In calculating percentage of ownership, 10,000 shares subject to options granted Mr. Watson are included in determining total outstanding stock of the Company.

(9) Includes 800 shares held in Mr. England's IRA and 200 shares held in the IRA of Mr. England's wife, and 400 shares that are held jointly by Mr. England and his wife, over all of which shares Mr. England has investment and voting power. Also includes 5,000 shares that are subject to options granted Mr. England under his employment agreement.

(10) In calculating percentage ownership, 5,000 shares subject to options granted Mr. England are included in determining total outstanding stock of the Company and number of shares beneficially owned by Mr. England.

(11) In calculating percentage ownership, 15,000 shares subject to options granted certain officers are included in determining total outstanding stock of the Company.

(12) Includes C. Ricky Stowe, Chief Financial Officer, who presently does not own any shares.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial owners of the Company's only outstanding class of securities, common stock, $5.00 par value, who to the Company's knowledge owned beneficially more than 5% of the Company's outstanding common stock as of March 15, 2003.


Name and Address of Beneficial Owner Earl C. Gilleland 3997 Sloan Mill Road Gainesville, GA 30507	Amount and Nature of Beneficial Ownership 50,150	Percentage Ownership 5.71%

FILINGS UNDER SECTION 16(a)

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.

Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than 10% of its common stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2002 fiscal year all filings applicable to its officers and directors were complied with.

AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed the audited financial statements of the Company for 2002 with management. We have discussed with the independent auditors, Mauldin & Jenkins, LLC ("Mauldin & Jenkins"), the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Mauldin & Jenkins its independence. Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated audited financial statements for the Company be included in the annual report on Form 10-KSB for 2002 for filing with the Securities and Exchange Commission.

C. Talmadge Garrison, Chairman

Edward R. Quillian

Donald W. Smith

Harold D. Nichols


INFORMATION REGARDING THE INDEPENDENCE

OF THE INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Aggregate fees billed to the Company for professional services rendered by Mauldin & Jenkins' audit of the Company's annual financial statements for 2002 and for its reviews of the financial statements included in the Company's Form 10-QSB reports for 2002 was $34,049.

Financial Information Systems Design and Implementation Fees

No fees were billed to the Company for professional services of Mauldin & Jenkins for 2002 as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, since no such services were rendered for the Company by Mauldin & Jenkins.

All Other Fees

Aggregate fees billed to the Company for services rendered for 2002 by Mauldin & Jenkins, other than the services described in the previous two paragraphs, were $18,514.

Compatibility of Mauldin & Jenkins' Services with its Independence

The Audit Committee has considered whether Mauldin & Jenkins' provision of the services covered under the heading "All Other Fees" above is compatible with maintaining Mauldin & Jenkins' independence, and the committee has determined that it is.

APPROVAL OF AUDITORS

The Board of Directors has recommended that the stockholders approve the appointment of Mauldin & Jenkins, a certified public accounting firm, as independent auditors for the Company for the 2003 fiscal year.

A representative of Mauldin & Jenkins is expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. The representative is expected to be available to respond to appropriate questions.

The affirmative vote of the holders of the Company's common stock constituting a majority of the total votes cast for or against this proposal at the meeting is necessary to approve Mauldin & Jenkins as the Company's auditors.

The Board of Directors recommends a vote "FOR" the proposal approving Mauldin & Jenkins as the Company's auditors for 2003.


STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

TO BE HELD IN 2003

Proposals of stockholders intended to be presented at the annual meeting to be held in 2004 and to be included in the Company's proxy statement relative to that meeting must be received by the Company on or before December 15, 2003. Notice of a stockholder's proposal intended to be presented at the annual meeting to be held in 2004, which is not received in time for inclusion in the Company's proxy statement, must be received by the Company on or before February 29, 2004. Such proposals should be in writing and sent to Tren B. Watson, President and CEO, Southern Heritage Bancorp, Inc., P. O. Box 907, Oakwood, Georgia 30566.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

The Company will be pleased to make its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, available without charge to interested persons. Written requests for the report should be directed to Tren B. Watson, President and CEO, Southern Heritage Bancorp, Inc., P. O. Box 907, Oakwood, Georgia, 30566.

April 14, 2003


APPENDIX A

SOUTHERN HERITAGE BANCORP, INC.

AUDIT COMMITTEE CHARTER ORGANIZATION

APPENDIX A

Southern Heritage Bancorp, Inc. Audit Committee Charter Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Meet with independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

- Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plans with independent auditors.

- Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

-               Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement that is appropriate.

X PLEASE MARK VOTES AS IN THIS EXAMPLE			REVOCABLE PROXY SOUTHERN HERITAGE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS May 22, 2003		1.	The election as Directors of the nominees listed below, each to serve for a three-year term.	For	With-holding	For All Except

The undersigned hereby appoints Donald W. Smith and Harold D. Nichols, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at Gainesville College Continuing Education Building, Room 109, 3820 Mundy Mill Road, Oakwood, Georgia, on May 22, 2003 at 3:00 p.m., Georgia time. The named proxies are authorized to cast all votes to which the undersigned is entitled as follows:

			C. Talmadge Garrison	_____	_____	_____
			Earl C. Gilleland	_____	_____	_____
			A. Terry Hayes	_____	_____	_____
			Wm. David Merritt	_____	_____	_____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________________________

		2.	The ratification of Mauldin & Jenkins, LLC as the Company's independent auditor for the fiscal year ending December 31, 2003.	For _____	Against _____	Abstain _____

			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING		>	_____
Please be sure to sign and date this Proxy in the box below.	Date:__________________
The Board of Directors recommends a vote "FOR" each of the listed proposals.

______________________________________________ Stockholder sign above Co-holder (if any) sign above

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AS DIRECTED BY THE BOARD OF DIRECTORS AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

_____________________________________________________________________________________________

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

SOUTHERN HERITAGE BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the President of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the President of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above-signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of the Annual Meeting, the proxy statement and the annual report to stockholders.

Please sign exactly as your name appears on this proxy card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY

IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?

____________________________________

____________________________________

____________________________________